Exhibit 10.1

PAGERDUTY, INC.
2010 STOCK PLAN
1.Purposes of the Plan. The purposes of this 2010 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Restricted Stock may also be granted under the Plan.
2.Definitions. As used herein, the following definitions shall apply:
(a)“Administrator” means the Board or a Committee.
(b)“Affiliate” means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.
(c)“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.
(d)“Award” means any award of an Option or Restricted Stock under the Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“California Participant” means a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code.
(g)“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations.
(h)“Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) Participant’s willful failure to perform his or her duties and responsibilities to the Company or Participant’s violation of any written Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in injury to the Company; (iii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s material breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.
(i)“Code” means the Internal Revenue Code of 1986, as amended.
(j)“Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.
(k)“Common Stock” means the Company’s common stock, par value $0.00001 per share, as adjusted in accordance with Section 13 below.
(l)“Company” means PagerDuty, Inc., a Delaware corporation.
(m)“Consultant” means any person, including an advisor but not an Employee, who is engaged by the Company, or any Parent, Subsidiary or Affiliate, to render services (other than capital-raising services) and is compensated for such services, and any Director whether compensated for such services or not.
(n)“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; or (iii) any other bona fide leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.
(o)“Director” means a member of the Board.
(p)“Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.

(q)“Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of the Applicable Laws, including the Code. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.
(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)“Fair Market Value” means, as of any date, the per share fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the per share closing price for the Shares as reported in the Wall Street Journal for the applicable date.
(t)“Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Optionee, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50% of the voting interests.
(u)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.
(v)“Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for death or Disability or for Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate.
(w)“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority (or any successor thereto).
(x)“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.
(y)“Option” means a stock option granted pursuant to the Plan.
(z)“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.
(aa)    “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price or Restricted Stock or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.
(bb)    “Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.
(cc)    “Optionee” means an Employee or Consultant who receives an Option.
(dd)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(ee)    “Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.
(ff)    “Plan” means this 2010 Stock Plan.
(gg)    “Restricted Stock” means Shares acquired pursuant to a right to purchase Common Stock granted pursuant to Section 10 below.
(hh)    “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.
(ii)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
(jj)    “Share” means a share of Common Stock, as adjusted in accordance with Section 13 below.
(kk)    “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.
(ll)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(mm)    “Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.
(nn)    “Triggering Event” means:
(i)a sale, transfer or disposition of all or substantially all of the Company’s assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of Common Stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or
(ii)any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”).
Notwithstanding anything stated herein, a transaction shall not constitute a “Triggering Event” if its sole purpose is to change the state of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction. For clarity, the term “Triggering Event” as defined herein shall not include stock sale transactions whether by the Company or by the holders of capital stock.
3.Stock Subject to the Plan. Subject to the provisions of Section 13 below, the maximum aggregate number of Shares that may be issued under the Plan is 23,929,932 Shares, all of which may be issued under the Plan pursuant to Incentive Stock Options. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

4.Administration of the Plan.
(a)General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.
(b)Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b‑3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.
(c)Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:
(i)to determine the Fair Market Value of the Common Stock in accordance with Section 2(s) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;
(ii)to select the Employees and Consultants to whom Awards may from time to time be granted;
(iii)to determine the number of Shares to be covered by each Award;
(iv)to approve the form(s) of agreement(s) and other related documents used under the Plan;
(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding any Award, Optioned Stock, or Restricted Stock;
(vi)to amend any outstanding Award or agreement related to any Optioned Stock or Restricted Stock, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;
(vii)to determine whether and under what circumstances an Option may be settled in cash under Section 9(c) below instead of Common Stock;
(viii)to implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without his or her consent;
(ix)to grant Awards to, or to modify the terms of any outstanding Option Agreement or Restricted Stock Purchase Agreement or any agreement related to any Optioned Stock or Restricted Stock held by, Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and
(x)to construe and interpret the terms of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and any agreement related to any Optioned Stock or Restricted Stock, which constructions, interpretations and decisions shall be final and binding on all Participants.
(d)Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in bad faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.
5.Eligibility.
(a)Recipients of Grants. Nonstatutory Stock Options and Restricted Stock may be granted to Employees and Consultants. Incentive Stock Options may be granted only to

Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.
(b)Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
(c)ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.
(d)No Employment Rights. Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment or consulting relationship with the Company (any Parent or Subsidiary), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s or Subsidiary’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.
6.Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 below.
7.Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
8.Option Exercise Price and Consideration.
(a)Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:
(i)In the case of an Incentive Stock Option
(1)granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value on the date of grant;

(2)granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;
(ii)Except as provided in subsection (iii) below, in the case of a Nonstatutory Stock Option the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code;
(iii)In the case of a Nonstatutory Stock Option that is intended to qualify as performance-based compensation under Section 162(m) of the Code and is granted on or after the date, if ever, on which the Common Stock becomes a Listed Security, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant; and
(iv)Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
(b)Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) to the extent permitted under Applicable Laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 153 of the General Corporation Law); (4) cancellation of indebtedness; (5) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.
9.Exercise of Option.
(a)General.
(i)Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent or Subsidiary, and/or the Optionee.
(ii)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of

Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
(iii)Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.
(iv)Procedures for and Results of Exercise. An Option shall he deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable withholding requirements in accordance with Section 11 below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(v)Rights as Holder of Capital Stock. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 below.
(b)Termination of Employment or Consulting Relationship. The Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, the following provisions shall apply:
(i)General Provisions. If the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7 above).

(ii)Terminations In General. In the event of termination of an Optionee’s Continuous Service Status other than under the specific circumstances set forth in the remaining subsections of this Section 9(b) below, such Optionee may exercise any outstanding Option at any time within 3 months following such termination to the extent the Optionee is vested in the Optioned Stock.
(iii)Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise any outstanding Option at any time within 6 months following such termination to the extent the Optionee is vested in the Optioned Stock.
(iv)Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of any outstanding Option, or within 3 months following termination of Optionee’s Continuous Service Status, the Option may be exercised by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within 9 months following the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated, but only to the extent the Optionee is vested in the Optioned Stock.
(v)Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any outstanding Option (including any vested portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status for Cause. If an Optionee’s Continuous Service Status is suspended pending an investigation of whether the Optionee’s Continuous Service Status will be terminated for Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period. Nothing in this Section 9(b)(v) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.
(c)Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
10.Restricted Stock.
(a)Rights to Purchase. When a right to purchase Restricted Stock is granted under the Plan, the Administrator shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which shall be as determined by the Administrator. subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Administrator and shall be the same as is set forth in Section 8(b) above with respect to exercise of Options. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)Repurchase Option.
(i)General. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s Continuous Service Status for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.
(ii)Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). Notwithstanding the foregoing, in the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.
(c)Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.
(d)Rights as a Holder of Capital Stock. Once the Restricted Stock is purchased, the Participant shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased, except as provided in Section 13 below.
11.Taxes.
(a)As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state or local tax withholding obligations or foreign tax withholding obligations that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b)The Administrator may permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax withholding obligations by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless the Cashless Exercise is an approved broker-assisted Cashless Exercise, the Shares tendered for payment have been previously held for a minimum duration (e.g., to avoid financial accounting charges to the Company’s earnings), or as otherwise permitted to avoid financial accounting charges under applicable accounting guidance, amounts withheld shall not exceed the amount necessary to satisfy the Company’s tax withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable. Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.
12.Non-Transferability of Options.
(a)General. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 12.
(b)Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Administrator may in its sole discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members.
13.Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.
(a)Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the price per Share covered by each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be proportionately adjusted by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence. Any adjustment by the Administrator pursuant to this Section 13(a) shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 13(a) or an adjustment pursuant to this Section 13(a), a Participant’s Award agreement or agreement related to any Optioned Stock or Restricted Stock covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement or agreement related to the Optioned Stock or Restricted Stock in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock and Restricted Stock prior to such adjustment.
(b)Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.
(c)Corporate Transactions. In the event of a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person (a “Corporate Transaction”), each outstanding Option shall either be (i) assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), or (ii) terminated in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the portion of the Optioned Stock that is vested and exercisable immediately prior to the consummation of the Corporate Transaction over the per Share exercise price thereof. Notwithstanding the foregoing, in the event such Successor Corporation does not agree to such assumption, substitution or exchange, each such Option shall terminate upon the consummation of the Corporate Transaction.
14.Time of Granting Options and Right to Purchase Restricted Stock. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company.
15.Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.
16.Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of any Option or purchase of any Restricted Stock, the Company may require the person exercising the Option or purchasing the Restricted Stock to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws. Shares issued upon exercise of Options or purchase of Restricted Stock prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.
17.Beneficiaries. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by tiling the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.
18.Approval of Holders of Capital Stock. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within twelve (12) months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under the Applicable Laws.
19.    Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under Applicable Laws, may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

ADDENDUM A
2010 Stock Plan
(California Participants)
Prior to the date, if ever, on which the Common Stock becomes a Listed Security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms set forth herein shall apply to Awards issued to California Participants. All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan.
1.The following rules shall apply to any Option in the event of termination of the Participant’s Continuous Service Status:
(a)If such termination was for reasons other than death, “disability” (as defined below), or Cause, the Participant shall have at least thirty (30) days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the Option term as set forth in the Option Agreement.
(b)If such termination was due to death or disability, the Participant shall have at least six (6) months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the Option term as set forth in the Option Agreement.
“Disability” for purposes of this Addendum shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Parent or Subsidiary because of the sickness or injury of the Participant.
2.Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the tenth anniversary of the date of grant and any Award agreement shall terminate on or before the tenth anniversary of the date of grant.
3.The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of Applicable Laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares. The Company shall not be required to provide such information if (i) the issuance is limited to key employees whose duties in connection with the Company assure their access to equivalent information or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

PAGER.DUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:
Exercise Price Per Share:	$
Total Number of Shares:
Total Exercise Price:	$
Type of Option:		Shares Incentive Stock Option
Shares Nonstatutory Stock Option
Expiration Date:
First Vesting Date:
Vesting/Exercise
Schedule:
So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: _________ of the Total Number of Shares shall vest and become exercisable on _________ and __________ of the Total Number of Shares shall vest and become exercisable on the _____ day of each month thereafter.

Termination Period:
You may exercise this Option for 3 month(s) after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Pager Duty, Inc. 2010 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:
Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC.
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to __________________ (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc. 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
2.    Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.
3.    Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:
(a)    Right to Exercise.
(i)    This Option may not be exercised for a fraction of a share.
(ii)    In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)    In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)    Method of Exercise.
(i)    This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.
(ii)    As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.
(iii)    The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)    Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice or exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.
4.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a)    cash or check;
(b)    cancellation of indebtedness;
(c)    at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Optionee previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(d)    at the discretion of the Plan Administrator on a case by case basis, by Cashless Exercise.
5.    Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)    Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’ s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock at the date of such termination, exercise this Option during the Termination Period set forth in the Notice.
(b)    Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise this Option only as described below:
(i)    Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following the date of such termination, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(ii)    Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month( s) following the date of death (or, if earlier, the date Optionee’s Continuous Service Status terminated) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(iii)    Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.
6.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7.    Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company

(other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period. the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.    Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.
(e)    Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:
Title:

Address:

United States
Fax:

OPTIONEE:

(Signature)

Address:

Fax:
Email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of _____________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and ____________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”).
1.    Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ___________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted ___________ (the “Option Agreement”). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $__________. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.    Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate Exercise Price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the Exercise Price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.

3.    Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.
(a)    Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).
(i)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)    Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)    Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, and provided that such transfer complies with applicable securities laws, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)    Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.
(c)    Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(d)    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.
(e)    Termination of Rights. The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of the right of first refusal described in Section 3(a) above the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Purchaser.
4.    Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.
(b)    Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)    Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.
(d)    Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities ( or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph ( e) below.
(e)    Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

(b)    Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.    No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.    Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities ( other than the initial public offering), Purchaser hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(b)    Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.

(e)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:
Title:

Address:

United States
Fax:

OPTIONEE:

(Signature)

Address:

Fax:
Email:

I, ____________________ spouse of ___________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

PAGERDUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:
Exercise Price Per Share:	$
Total Number of Shares:
Total Exercise Price:	$
Type of Option:		Shares Incentive Stock Option
Shares Nonstatutory Stock Option
Expiration Date:
Vesting Commencement Date:
Vesting/Exercise Schedule:
So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: __________ of the Total Number of Shares shall vest and become exercisable on __________ and __________ of the Total Number of Shares shall vest and become exercisable on the __________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:
You may exercise this Option for 3 month(s) after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the PagerDuty, Inc. 2010 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this Notice.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC.
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to ____________________ (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc., 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares. In addition, as a further condition to exercise of this Option, the Company may require Optionee to execute and deliver a counterpart signature page (attached hereto as Attachment A) to that certain Voting Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “Voting Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof and/or a counterpart signature page (attached hereto as Attachment B) to that certain Right of First Refusal and Co-Sale Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “ROFR Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof.
(ii)As a further condition to the exercise of this Option and as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and a copy of Attachment A and Attachment B executed by Optionee, and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.

4.Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a)cash or check;
(b)cancellation of indebtedness;
(c)at the discretion of the Board on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Optionee previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or
(d)at the discretion of the Board on a case by case basis, by Cashless Exercise.
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(b)Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise this Option only as described below:
(i)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following the date of such termination, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(ii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month(s) following the date of death (or, if earlier, the date Optionee’s Continuous Service Status terminated) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(iii)Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for

Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the laws of the country in which Optionee is working at the time of grant, vesting and exercise of the Option or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
11.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior or contemporaneous discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:
Title:

Address:

United States
Fax:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

Fax:
Email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN

EXERCISE AGREEMENT
This Agreement (“Agreement”) is made as of _______________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and ____________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted __________ (the “Option Agreement”). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $___________. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.Limitations on Transfer. In addition to any other limitation on transfer created by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and Applicable Laws.
(a)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3(a) and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including, without limitation, Section 7 of the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Holder.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)	“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE

OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE Company AND THE stockholder, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii)Any legend required by the Voting Agreement and/or ROFR Agreement, as applicable.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement, the Plan, and any required Voting Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ____________________, spouse of ____________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

Attachment A
Voting Adoption Agreement
This Voting Adoption Agreement (“Voting Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER:	ACCEPTED AND AGREED:

By:	PagerDuty, Inc.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

Attachment B
ROFR Adoption Agreement
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

EXECUTED AND DATED this ______ day of _________________, 20___.

HOLDER:		ACCEPTED AND AGREED:

Name:		PAGERDUTY, INC.

By:		By:
Name and Title of Signatory
Title:
Address:

Fax:

PAGERDUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT

«Name»

You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	«Date_of_Grant»
Exercise Price Per Share:	$____
Total Number of Shares:	«Shares»
Total Exercise Price:	$«Total_Purchase_Price»
Type of Option:	«Shares» Shares Incentive Stock Option
0 Shares Nonstatutory Stock Option
Expiration Date:	«Expiration_Date»
Vesting Commencement Date:	«Vesting_Start_Date»
Vesting/Exercise Schedule:
The Option is immediately exercisable. So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest in accordance with the following schedule: 12/48th of the Total Number of Shares subject to the Option shall vest on 12-month anniversary of the Vesting Commencement Date and 1/48th of the Total Number of Shares subject to the Option shall vest on the same date of each month thereafter (and if there is no corresponding day, on the last day of the month).

Termination Period:
You may exercise this Option for 3 month(s) after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the PagerDuty, Inc. 2010 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

OPTIONEE:

«NAME»
(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.    Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to «Name» (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc., 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.    Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.
3.    Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:
(a)    Right to Exercise.
(i)    This Option may not be exercised for a fraction of a share.
(ii)    In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)    In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)    Method of Exercise.
(i)    This Option shall be exercisable by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A the

Exercise Agreement attached hereto as Exhibit B or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares. In addition, as a further condition to exercise of this Option, the Company may require Optionee to execute and deliver a counterpart signature page (attached hereto as Attachment 1) to that certain Amended and Restated Voting Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “Voting Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof and/or a counterpart signature page (attached hereto as Attachment 2) to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “ROFR Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof.
(ii)    As a further condition to the exercise of this Option and as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)    The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)    Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and a copy of Attachment 1 and Attachment 2 executed by Optionee, and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.    Method of Payment. Payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).
5.    Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)    General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock at the date of such termination, exercise this Option during the Termination Period set forth in the Notice.
(b)    Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(c)    Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month(s) following the Termination Date, or if later, 9 month(s) following the date of death by any beneficiaries designated in accordance with Section 15 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(d)    Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.
6.    Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. Further, beginning with (i) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (ii) ending on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are Family Members through gifts or domestic relations orders, or (ii) to an executor or guardian of Optionee upon the death or disability of Optionee. Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company or in connection with a Change of Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).
7.    Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.    Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the laws of the country in which Optionee is working at the time of grant, vesting and exercise of the Option or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.
10.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
11.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior or contemporaneous discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(e)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

OPTIONEE:

«NAME»
(PRINT NAME)

(Signature)

Address:

Fax:

email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of _______________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and «Name» (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.    Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted March 30, 2018 (the “Option Agreement”). Of these Shares, Purchaser has elected to purchase _______________ of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and _____________ Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $__________. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.    Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.    Limitations on Transfer. In addition to any other limitation on transfer created by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and Applicable Laws.

(a)    Repurchase Option.
(i)    In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.
(ii)    Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following termination of Purchaser’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.
(iii)    One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.
(b)    Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”).
(i)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)    Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)    Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 and the waiver of statutory information rights in Section 10 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(c)    Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(d)    Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.
(e)    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including Section 7 of the Option Agreement and, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)    Termination of Rights. The Right of First Refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.
4.    Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.    Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)    Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)    Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)    Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
(e)    Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):
(i)    “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)    “THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE Company AND THE stockholder, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”
(b)    Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
7.    No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever any right with respect to continuation of an employment or consulting relationship with the Company (any parent, subsidiary or affiliate), nor shall it interfere in any way with such employee’s or consultant’s right or the Company’s (parent’s, subsidiary’s or affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.
8.    Section 83(b) Election.
(a)    Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.
(b)    Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
9.    Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
10.    Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
11.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)    Reserved
(h)    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]

The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

PURCHASER:

«NAME»
(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ______________________, spouse of «Name» (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

ATTACHMENT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and PagerDuty, Inc., a Delaware corporation (the “Company”), dated _______________ (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No. ____, and does hereby irrevocably constitute and appoint ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION
The undersigned (the “Purchaser”) has entered into a stock purchase agreement with PagerDuty, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing _________ shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
1.    The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
2.    The undersigned either [check and complete as applicable]:
(i)    ____ has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or
(ii)    ____ has knowingly chosen not to consult such a tax advisor.
3.    The undersigned hereby states that the undersigned has decided [check as applicable]:
(i)    ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or
(ii)     ____ not to make an election pursuant to Section 83(b) of the Code.

4.    Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

«NAME»
(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

ATTACHMENT C
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer (the “Purchaser”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:
_______________________ shares of the Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: _______________________

4.	The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_______________________.

6.	The amount (if any) paid for such property: $_______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above‑described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

«NAME»
(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

EXHIBIT B
PAGERDUTY, INC.
2010 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of _______________, by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and «Name» (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.    Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted _______________ (the “Option Agreement”). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $___________. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.    Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.    Limitations on Transfer. In addition to any other limitation on transfer created by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and Applicable Laws.
(a)    Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)    Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)    Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)    Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)    Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(d)    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including, without limitation, Section 7 of the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)    Termination of Rights. The Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Holder.
4.    Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)    Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)    Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)    Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)    Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION

THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(b)    Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.    No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.    Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
8.    Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement, the Plan, and any required Voting Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)    Reserved.
(h)    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

Signature:
(Signature)
Name:

Title:

Address:

Fax:

PURCHASER:

«NAME»
(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ____________________, spouse of «Name» (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

Attachment 1
Voting Adoption Agreement
This Voting Adoption Agreement (“Voting Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER:		ACCEPTED AND AGREED:

By:		PagerDuty, Inc.
Signature

Name:	«Name»	By:

Address:		Title:

Email Address:

Attachment 2
ROFR Adoption Agreement
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

EXECUTED AND DATED this ______ day of _________________, 20___.

HOLDER:		ACCEPTED AND AGREED:

By:		PagerDuty, Inc.
Signature

Name:	«Name»	By:

Address:		Title:

Email Address:

PAGERDUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:
Exercise Price Per Share:	$
Total Number of Shares:
Total Exercise Price:	$
Type of Option:		Shares Incentive Stock Option
Shares Nonstatutory Stock Option
Expiration Date:
First Vesting Date:
Vesting/Exercise Schedule:
So long as your Continuous Service Status does not terminate, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: __________ of the Total Number of Shares shall vest and become exercisable on __________ and __________ of the Total Number of Shares shall vest and become exercisable on the __________ day of each month thereafter; provided, that in the event of a Triggering Event (as defined in the Company’s 2010 Stock Plan) this Option shall accelerate in accordance with Section 9 of the Stock Option Agreement.

Termination Period:
You may exercise this Option for 3 month(s) after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the PagerDuty, Inc. 2010 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.
In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC.
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to ____________________ (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc. 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares. In addition, as a further condition to exercise of this Option, the Company may require Optionee to execute and deliver a counterpart signature page (attached hereto as Attachment A) to that certain Voting Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “Voting Agreement”) and/or to execute and deliver a counterpart signature page (attached hereto as Attachment B) to that certain Right of First Refusal and Co-Sale Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “ROFR Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof.
(ii)(As a further condition to the exercise of this Option and as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other applicable tax, withholding, required deductions or other payments, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise, as determined by the Company in its sole discretion.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and a copy of Attachment A executed by Optionee, and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a)cash or check;
(b)cancellation of indebtedness;

(c)at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Optionee previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or
(d)at the discretion of the Plan Administrator on a case by case basis, by Cashless Exercise.
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice.
(a)Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock at the date of such termination, exercise this Option during the Termination Period set forth in the Notice.
(b)Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise this Option only as described below:
(i)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following the date of such termination, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(ii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month(s) following the date of death (or, if earlier, the date Optionee’s Continuous Service Status terminated) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(iii)Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Acceleration of Vesting.
(a)    Change of Control. In the event that at any time during the period beginning one (1) month prior to a Triggering Event and ending twelve (12) months after a Triggering Event and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, Optionee’s Continuous Service Status is terminated due to an Involuntary Termination, and if the one-year cliff of the Option is applicable and effective, the one-year cliff is removed so that the Option is vested and exercisable equal to the number of months between the Vesting Commencement Date and the effective date of the Involuntary Termination. Thereafter, and provided the Optionee remains in Continuous Service Status, the Option shall continue to vest at the rate provided in the Vesting Schedule set forth in the Notice of Stock Option Grant.

(b)    Section 280(G). In the event it is determined that any payment or distribution of any type to or for the benefit of Optionee, pursuant to this Agreement or otherwise, by the Company, any person who acquires ownership or effective control of the Company, or ownership of a substantial portion of the assets of the Company (within the meaning of section 280(G) of the Internal Revenue Code and the regulations thereunder (collectively, the “Code”)) or any affiliate of such person (the “Total Payments”) would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax and any such interest and penalties are collectively referred to as the “Excise Tax”), then Optionee shall be entitled to either (A) the full payment or (B) such lesser amount that would result in no portion of the payment being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by Optionee, on an after-tax basis, of the greater amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. The payment of any benefits provided for in this Agreement shall be subject to all applicable income, employment and social security tax rules and regulations.
10.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.

(e)Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

Fax:

email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN
EXERCISE AGREEMENT
This Exercise Agreement (this “Agreement”) is made as of _______________, by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and ____________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted __________ (the “Option Agreement”). The purchase price for the Shares shall be $__________ per Share for a total purchase price of $___________. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate Exercise Price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the Exercise Price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.
(a)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, and provided that such transfer complies with applicable securities laws, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the

Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of the right of first refusal described in Section 3(a) above the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Purchaser.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.
(d)Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH

REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Purchaser hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement, the Plan, and any required Voting Agreement and/or ROFR Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ____________________, spouse of ____________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

Attachment A
Voting Adoption Agreement
This Voting Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER:	ACCEPTED AND AGREED:

By:	PagerDuty, Inc.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

Attachment B
ROFR Adoption Agreement
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

EXECUTED AND DATED this ______ day of _________________, 20___.

HOLDER:		ACCEPTED AND AGREED:

Name:		PAGERDUTY, INC.

By:		By:
Name and Title of Signatory
Title:
Address:

Fax:

PAGERDUTY, INC.
2010 STOCK PLAN
RESTRICTED Stock Purchase Agreement
This Restricted Stock Purchase Agreement (the “Agreement”) is made as of __________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and ____________________ (“Purchaser”) pursuant to the Company’s 2010 Stock Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.
1.Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, __________ shares of the Company’s Common Stock (the “Shares”) at a purchase price of $__________ per Share for a total purchase price of $__________. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Purchase. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the “Purchase Date”). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the purchase price therefor by Purchaser.
3.Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status for any reason (including death or Disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

(ii)The Repurchase Option shall be exercised by the Company by written notice at any time within 3 months following the Termination Date to Purchaser or Purchaser’s executor and, at the Company’s option, (A) by delivery to Purchaser or Purchaser’s executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) by cancellation by the Company of indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.
(iii)100% of the Shares shall initially be subject to the Repurchase Option (the “Vesting Shares”). __________ of the Vesting Shares shall be released from the Repurchase Option on __________, and an additional 1/48th of the Vesting Shares shall be released from the Repurchase Option on the ____ day of each month thereafter, until all Vesting Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.
(b)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”).
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the terms of the proposed transfer in the Notice include consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv)Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or to a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(c)Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding in the event of death a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.
(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.
(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee (including any deemed purchase pursuant to Section 3(a)(ii)), the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. Payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(f)Termination of Rights. The right of first refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restriction in Sections 3(b) and 3(c) and a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of any certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that certain information about the Company be current and publicly available, and that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):
(i)“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(ii)“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with Purchaser’s federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed

Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.
Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit B and, if Purchaser decides to make an 83(b) Election, a copy of the 83(b) Election, attached hereto as Exhibit C.
9.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Purchaser hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
10.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
(b)Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)Imposition of Other Requirements. The Company reserves the right to impose other requirements on Purchaser’s participation in the Plan and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Law or facilitate the administration of the Plan. Purchaser agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Purchaser acknowledges that the laws of the country in which Purchaser is working at the time of grant of this Agreement, the purchase, vesting or sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Purchaser to additional procedural or regulatory requirements that Purchaser is and will be solely responsible for and must fulfill.
(h)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Purchaser’s current or future participation in the Plan by electronic means or to request Purchaser’s consent to participate in the Plan by electronic means. Purchaser hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(i)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
(j)Voting Agreement. As a condition precedent to Purchaser’s acquisition of the Shares, Purchaser will become a party to the Company’s Voting Agreement, dated August 24, 2018 (as amended from time to time, the “Voting Agreement”), by executing and delivering a counterpart signature page hereto or the Voting Adoption Agreement attached to this Agreement as Exhibit D, agreeing to be bound by and subject to the terms of this Agreement as a Common Holder and Stockholder, and thereafter Purchaser shall be deemed a Common Holder and Stockholder for all purposes under the Voting Agreement, and Purchaser shall be added to the appropriate schedule of Common Holders of the Voting Agreement.
(k)Right of First Refusal and Co-Sale Agreement. In the event that Purchaser will own at least 2% of the Company’s fully diluted capitalization as a result of Purchaser’s acquisition of the Shares, as a condition precedent to Purchaser’s acquisition Purchaser will become a party to the Company’s Right of First Refusal and Co-Sale Agreement, dated August 24, 2018 (as amended from time to time, the “ROFR Agreement”), by executing and delivering a counterpart signature page hereto or the ROFR Adoption Agreement attached to this Agreement as Exhibit E, agreeing to be bound by and subject to the terms of this Agreement as a Common Holder and Stockholder, and thereafter Purchaser shall be deemed a Key Holder for all purposes under the ROFR Agreement, and Purchaser shall be added to the appropriate schedule of existing stockholders of the ROFR Agreement.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:
Title:

Address:

United States
Fax:

PURCHASER:

(PRINT NAME)

By:
(Signature)

Name:
Title:

Address:

Fax:
email:

I, ____________________, spouse of ____________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

EXHIBIT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and PagerDuty, Inc., a Delaware corporation (the “Company”), dated __________ (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No. _____, and hereby irrevocably constitutes and appoints ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:	PURCHASER:

(PRINT NAME)

By:
(Signature)

Name:
Title:

Address:

Fax:
Email:

Spouse of Purchaser (if applicable)
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

EXHIBIT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION
The undersigned has entered into a stock purchase agreement with PagerDuty, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing __________ shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:
1.    The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.
2.    The undersigned either [check and complete as applicable]:

(a) ___
has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________, whose business address is _________________________________________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b) ___	has knowingly chosen not to consult such a tax advisor.
3.    The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ___
to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Common Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b) ___	not to make an election pursuant to Section 83(b) of the Code.

4.    Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Address:

Spouse of Purchaser (if applicable)

EXHIBIT C
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:
____________________ shares of the Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: ____________________

4.	The property is subject to the following restrictions:
Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________________.

6.	The amount (if any) paid for such property: $____________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Address:

Spouse of Purchaser (if applicable)

EXHIBIT D
VOTING ADOPTION AGREEMENT
This Voting Adoption Agreement (“Voting Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER:	ACCEPTED AND AGREED:

By:	PagerDuty, Inc.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

Exhibit E
ROFR ADOPTION AGREEMENT
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

EXECUTED AND DATED this ______ day of _________________, 20___.

HOLDER:		ACCEPTED AND AGREED:

Name:		PAGERDUTY, INC.

By:		By:
Name and Title of Signatory
Title:
Address:

Fax:

PAGERDUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
[Optionee Name]
[Optionee Address Line 1]
[Optionee Address Line 2]
You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:
Exercise Price Per Share:	$
Total Number of Shares:
Total Exercise Price:	$
Type of Option: (for U.S. tax purposes)		Shares Incentive Stock Option
Shares Nonstatutory Stock Option
Expiration Date:
Vesting Commencement Date:
Vesting/Exercise Schedule:
So long as your Continuous Service Status does not terminate, this Option shall vest and become exercisable in accordance with the following schedule: in relation to ___________ of the Total Number of Shares the Option shall vest and become exercisable on ___________; and in relation to ___________ of the Total Number of Shares, the Option shall vest and become exercisable on the ___________ day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:
You may exercise this Option for 3 month(s) after your Termination Date (as defined in the Stock Option Agreement) except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for understanding when your Termination Date occurs and for keeping track of these exercise periods. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.
By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the PagerDuty, Inc. 2010 Stock Plan and the Stock Option Agreement (which includes the Country-Specific Addendum attached hereto (“Addendum”)), all of which are attached to and made a part of this Notice.

In addition, you agree and acknowledge that the Option will vest only as you provide services to the Company over time and will cease to vest on your Termination Date, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause, subject to Applicable Laws. Also, to the extent applicable, the Exercise Price per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code, and, for the purpose of Canadian income tax rules, with a view to ensuring that the Exercise Price per Share is equal to or greater than the Fair Market Value of a Share on the date of grant. However, there is no guarantee that the IRS or another tax authority will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, (1) the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code; and/or (2) another tax authority were to determine that this Option gives rise to a taxable benefit on the date of grant or any other date earlier than the date on which the Company determines that you received a taxable benefit in respect of this Option.    You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS or another tax authority. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC.
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to    (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc., 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated ‘into and supplemented by this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. To the extent applicable, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares. In addition, as a further condition to exercise of this Option, the Company may require Optionee to execute and deliver a counterpart signature page (attached hereto as Attachment A) to that certain Voting Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “Voting Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof and/or a counterpart signature page (attached hereto as Attachment B) to that certain Right of First Refusal and CoSale Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “ROFR Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof.
(ii)As a condition to the grant, vesting and exercise of this Option and as further set forth in Section 11 of the Plan, Optionee hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Affiliate for) any applicable taxes or tax withholdings, social security contributions, required deductions, or other payments, if any (“Tax-Related Items”), which arise upon the grant, vesting or exercise of this Option, ownership or disposition of Shares, receipt of dividends, if any, or otherwise in connection with this Option or the Shares, whether by withholding, direct payment to the Company, or otherwise as determined by the Company in its sole discretion. Regardless of any action the Company or any Subsidiary or Affiliate takes with respect to any or all applicable Tax-Related Items, Optionee acknowledges and agrees that the ultimate liability for all Tax Related Items is and remains Optionee’s responsibility and may exceed any amount actually withheld by the Company or any Subsidiary or Affiliate. Optionee further acknowledges and agrees that Optionee is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any Subsidiary or Affiliate pursuant to Applicable Law), such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Optionee further acknowledges that the Company makes no representations or undertakings regarding the treatment of any Tax-Related Items and does not commit to and is under no obligation to structure the terms or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee also understands that Applicable Laws may require varying Share or option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Optionee under Applicable Laws. Further, if Optionee has become subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company or any Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. Furthermore, Optionee understands that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, vesting, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares, subject to Applicable Laws.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and a copy of Attachment A and Attachment B executed by Optionee, and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Unless otherwise specified by the Company in its sole discretion to comply with Applicable Laws or facilitate the administration of the Plan, payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company). Optionee understands and agrees that, if required by the Company or Applicable Laws, any cross-border cash remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require Optionee to provide to such entity certain information regarding the transaction. Moreover, Optionee understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the Exercise Price. Optionee understands that neither the Company nor any Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder).
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. For the avoidance of doubt and for purposes of this

Option only, Optionee’s “Termination Date” will be deemed to occur as of the date Optionee is no longer actively providing services as an Employee or Consultant and, for greater certainty, will not include any period after the date on which Optionee is notified that his or her employment is terminated (whether such termination is lawful or unlawful) during which Optionee is eligible to receive any contractual or common law notice or compensation in lieu thereof or severance payments, except as required by applicable employment standards legislation or to the extent Optionee is actively providing services to the Company or any Subsidiary or Affiliate as an Employee or Consultant.
(a)Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(b)Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise this Option only as described below:
(i)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following his or her Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(ii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month(s) following the date of death (or, if earlier, the Optionee’s Termination Date) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(iii)Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right, without Optionee’s consent, to cancel or forfeit outstanding grants or impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill. If applicable, such requirements may be outlined in but are not limited to the Addendum, which forms part of this Agreement. Notwithstanding any provision herein, Optionee’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum. The Optionee also understands and agrees that if the Optionee works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or Company policies of another jurisdiction at any time, certain country-specific notices, disclaimers and/or terms and conditions may apply to him as from the date of grant, unless otherwise determined by the Company in its sole discretion.
10.Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Option in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation. .
11.No Acquired Rights or Employment Rights. In accepting the Option, Optionee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, other Awards or benefits in lieu of Options, even if Options have been granted repeatedly in the past, and all decisions with respect to future grants of Options or other Awards, if any, will be at the sole discretion of the Company. In addition, Optionee’s participation in the Plan is voluntary, and the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary or Affiliate and are outside the scope of Optionee’s employment contract, if any. The Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating vacation pay or severance payments, if any, upon termination. Nothing contained in this Agreement is intended to constitute or create a contract of employment, nor shall it constitute or create the right to remain associated with or in the employ of the Company or any Subsidiary or Affiliate for any particular period of time. This Agreement shall not interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate Optionee’s employment or service at any time, subject to Applicable Laws.
12.Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, whether in electronic or other form, of Optionee’s personal data (as described below) by and among, as applicable, the Company and any Subsidiary or Affiliate or third parties as may be selected by the Company,for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. Optionee understands that refusal or withdrawal of consent may affect Optionee’s ability to participate in the Plan or to realize benefits from the Option.
Optionee understands that the Company and any Subsidiary or Affiliate may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Personal Data”). Optionee understands that Personal Data may be transferred to any Subsidiary or Affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country.
13.No Entitlement or Claims for Compensation.
(a)Optionee’s rights, if any, in respect of or in connection with this Option are derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary award. The Plan may be amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional awards to Optionee or benefits in lieu of Options or any other Awards even if Options have been granted repeatedly in the past. All decisions with respect to future Option grants, if any, will be at the sole discretion of the Administrator.
(b)This Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represent any portion of Optionee’s salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Parent, Subsidiary or Affiliate. The value of the Option and the Shares subject to the Option are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Parent, Subsidiary or Affiliate and which are outside the scope of Optionee’s written employment agreement (if any).
(c)Optionee acknowledges that he or she is voluntarily participating in the Plan.
(d)Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to remain an Employee, Consultant or director of the Company, a Parent, Subsidiary or an Affiliate. The Employer reserves the right to terminate the Continuous Service Status of Optionee at any time, with or without cause, and for any reason, subject to applicable laws and a written employment agreement (if any).
(e)The grant of the Option and Optionee’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company, the Employer or any Parent, Subsidiary or Affiliate.

(f)The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Purchase Price. Optionee also understands that neither the Company, nor the Employer or any Parent, Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of this Option (or the calculation of income or Tax-Related Items thereunder.
(g)In consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from treatment of the Option in connection with termination of Optionee’s Continuous Service Status by the Company or the Employer (for any reason whatsoever and whether or not such termination is lawful or unlawful under applicable law), including forfeiture of the Option. Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim.
(h)Optionee agrees that the Company may require Options granted hereunder be exercised with, and the Shares held by, a broker designated by the Company.
14.No Advice Regarding Grant. The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the underlying Shares. Optionee is hereby advised to consult with Optionee’s own personal tax, legal and financial advisors regarding Optionee’s participation in the Plan before taking any action related to the Plan.
15.Language. If this Agreement or any other document related to the Plan is translated into a language other than English and the meaning of the translated version is different from the English version, the English version will control.
16.Optionee Representations (Regulation S). Optionee represents and warrants that he or she is not a U.S. Person (as defined in Rule 902(k) of Regulation S of the Securities Act, as it may be amended from time to time (“Regulation S”)) and was not in the United States as of the Date of Grant and is not currently in the United States. Optionee further acknowledges that the Company has not engaged in any directed selling efforts (as such term is defined in Regulation S) in connection with the option to purchase Shares granted by this Agreement. Optionee acknowledges that the grant of this Option and the offer and sale of Shares acquired upon exercise of this Option is being made in compliance with Regulation S which, among other things, restricts the transfer of the Shares underlying the Option as set forth in the Exercise Agreement.
17.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the Province of Ontario and agree that any such litigation shall be conducted only in the courts of the Province of Ontario and no other courts.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior or contemporaneous discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii)    the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii)    the balance of this Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
[Signature Page Follows]

Country-Specific Addendum
This Addendum includes additional country-specific notices, disclaimers, and/or terms and conditions that apply to individuals who are working or residing in the countries listed below and that may be material to Optionee’s participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, as from the date of grant, if the Optionee moves to or otherwise is or becomes subject to the Applicable Laws or Company policies of the country listed. However, because foreign exchange regulations and other local laws are subject to frequent change, Optionee is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or exercising an Option or holding or selling Shares acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s acceptance of the Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan, the Notice of Stock Option Grant and the Stock Option Agreement. This Addendum forms part of the Stock Option Agreement and should be read in conjunction with the Stock Option Agreement and the Plan.
Securities Law Notice: Unless otherwise noted, neither the Company nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Stock Option Agreement (of which this Addendum is a part), the Notice of Stock Option Grant, the Plan, and any other communications or materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in your jurisdiction.

Canada
Foreign Share Ownership Reporting. If you are a Canadian resident, your ownership of certain foreign property (including shares of foreign corporations) in excess of $100,000 may be subject to ongoing annual reporting obligations. Please refer to CRA Form T1135 (Foreign Income Verification Statement) and consult your tax advisor for further details. It is your responsibility to comply with all applicable tax reporting requirements as may arise in connection with your participation in the Plan, including such reporting requirements as may apply in connection with the issuance of Shares to you under the Plan.

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

United States
Fax:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

Fax:

email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN
EXERCISE AGREEMENT
This Agreement (“Agreement”) is made as of ___________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and ______________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ___________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted ___________ (the “Option Agreement”). The purchase price for the Shares shall be $    per Share for a total purchase price of$___________. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.Limitations on Transfer. In addition to any other limitation on transfer created by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and Applicable Laws.
(a)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)Holder’s Right to Transfer. Subject to such Shares being transferable in compliance with Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), as it may be amended from time to time (“Regulation S”), if any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3(a) and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, and provided that such transfer complies with the applicable securities laws, including Regulation S, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including, without limitation, Section 7 of the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Holder.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available and unless any such disposition is in compliance with Regulation S. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. .
(d)Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, and Regulation S (Rules 901-905 and the Preliminary Notes thereto), which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Purchaser further understands that the Company provides no assurances as to whether Purchaser will be able to sell any or all of the Shares pursuant to Regulation S. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 or Regulation S are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 or Regulation S is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Regulation S will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.
(g)Purchaser hereby acknowledges that Purchaser has received, read, and understands this Agreement and attachments thereto and agrees to be bound by its terms and conditions, including (without limitation), Section 9 below. Purchaser has signed and understands and confirms the representations made in the Investor Certificate attached to this Agreement as Attachment C.
(h)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii)Any legend required by the Voting Agreement and/or ROFR Agreement, as applicable.

(iv)
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING ANY APPLICABLE RESALE RESTRICTIONS AND OTHER REQUIREMENTS OF REGULATION S OF THE SECURITIES ACT OF 1933.    SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.”

(v)	“THE SHARES MAY NOT BE MADE SUBJECT TO HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE

CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, INCLUDING REGULATIONS THEREUNDER.”
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.Lock-Up Agreement. The lock-up provisions set forth in Section Error! Reference source not found. of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
8.Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.Restriction on Transfer of Shares. Notwithstanding any provisions to the contrary, Purchaser shall not offer or sell any Shares received pursuant to this Agreement in an unregistered transaction to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Shares are issued by the Company under this Agreement. Any Shares offered or sold prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the issuance of the Shares may be offered or sold only pursuant to the following conditions:
(a)the purchaser of the Shares certifies that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person or is a U.S. Person who purchased the Shares in a transaction that did not require registration under the Securities Act;
(b)the purchaser of the Shares agrees to resell such Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to another available exemption or safe harbor from registration under the Securities Act, and agrees not to engage in hedging transactions with regard to the transferred Shares unless in compliance with the Securities Act; and
(c)the certificate evidencing the Shares shall contain restrictive legends to a similar effect as described in Subsection (b) of this Section 9.
(d)Purchaser further acknowledges that other local laws applicable to the Shares may prohibit the offer and sale of any Shares received pursuant to this Agreement to other persons and that prior to making any such offer or sale, Purchaser should consult with his or her own personal legal advisor.
10.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the Province of Ontario and agree that any such litigation shall be conducted only in the courts of the Province of Ontario and no other courts.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement, the Plan, and any required Voting Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the

Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ______________________, spouse of ______________________ (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

Attachment A
Voting Adoption Agreement
This Voting Adoption Agreement (“Voting Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER:	ACCEPTED AND AGREED:

By:	PagerDuty, Inc.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

Attachment B
ROFR Adoption Agreement
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

EXECUTED AND DATED this ______ day of ____________________, 20___.

HOLDER:	ACCEPTED AND AGREED:

Name:	PAGERDUTY, INC.

By:	By:

Name and Title of Signatory	Title:

Address:

Facsimile Number:

Attachment C
Investor Certificate
(for purposes of compliance with Regulation S
if you are a foreign national or employed outside the United States)
In issuing the shares of Common Stock (the “Shares”) of PagerDuty, Inc., a Delaware corporation (the “Company”), pursuant to the Notice of Stock Option Grant and the Stock Option Agreement granted ___________ and Exercise Agreement made and entered into as of ___________ (together, the “Agreement”), the Company intends to rely on Regulation S of the Securities Act ( “Regulation S”) in reliance on the following representations made by the undersigned in connection with the undersigned’s receipt of the Shares:
1.    The undersigned is not a natural person resident in the United States, a partnership or corporation organized under the laws of the United States or otherwise a “U.S. Person” (as defined under Regulation S; a copy of such definition is attached hereto) or acting for the benefit or account of a U.S. Person;
2.    The undersigned understands that the Shares have not been not been registered under the Securities Act;
3.    The undersigned agrees (a) to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to another available exemption from registration (the availability of such exemption being reflected by an opinion of counsel acceptable to the Company), and (b) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act (including Regulation S thereunder);
4.    The undersigned understands that a legend will be placed on all certificates evidencing the Shares reflecting the restrictions upon transfer set forth in paragraph (3) above, and that the Company is required to refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and
5.    The undersigned agrees not to offer or sell the Shares to any U.S. Person, or for the account or benefit of a U.S. Person prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Shares underlying the Option were issued by the Company pursuant to the Agreement, unless the Shares are sold in a transaction exempt from the registration requirements of the Securities Act or pursuant to a registration statement effective under the Securities Act.

Dated:	Signature:

Printed Name:

Attachment to Investor Certificate
As defined in Regulation 902(k) of Regulation S under the Securities Act of 1933, as amended, the term “U.S. Person” means:
(i)    any natural person resident in the United States;
(ii)    any partnership or corporation organized or incorporated under the laws of the United States;
(iii)    any estate of which any executor or administrator is a U.S. person;
(iv)    any trust of which any trustee is a U.S. person;
(v)    any agency or branch of a foreign entity located in the United States;
(vi)    any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)    any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)    any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.
The following are not U.S. Persons:
(i)    any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
(ii)    any estate of which a professional fiduciary acting as executor or administrator is a U.S. person if:
(iii)    an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law;
(iii)    any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
(iv)    an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v)    any agency or branch of a U.S. person located outside the United States if (1) any agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(vi)    the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

UK Non-EMI Form
PAGERDUTY, INC.
2010 STOCK PLAN
NOTICE OF STOCK OPTION GRANT

«Name»

You have been granted an option to purchase Common Stock of PagerDuty, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:	«Date_of_Grant»
Exercise Price per Share:	$«Price_per_Share»
Total Number of Shares:	«Shares»
Total Exercise Price:	$«Total_Purchase_Price»
Type of Option (for U.S. tax purposes):	«Shares» Shares Incentive Stock Option 0 Shares Nonstatutory Stock Option
Expiration Date:	«Expiration_Date»
Vesting Commencement Date:	«Vesting_Start_Date»
Vesting/Exercise Schedule:
So long as your Continuous Service Status does not terminate, this Option shall vest and become exercisable in accordance with the following schedule: 12/48th of the Total Number of Shares subject to the Option shall vest and become exercisable on the 12-month anniversary of the Vesting Commencement Date and 1/48th of the Total Number of Shares subject to the Option shall vest and become exercisable on the same date of each month thereafter (and if there is no corresponding day, on the last day of the month).

Termination Period:
You may exercise this Option for 3 month(s) after your Termination Date (as defined in the Stock Option Agreement) except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for understanding when your Termination Date occurs and for keeping track of these exercise periods. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the PagerDuty, Inc. 2010 Stock Plan and the Stock Option Agreement (which includes the Country-Specific Addendum attached hereto (“Addendum”)), all of which are attached to and made a part of this Notice.
In addition, you agree and acknowledge that the Option will vest only as you provide services to the Company over time and will cease to vest on your Termination Date, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause, subject to Applicable Laws. Also, to the extent applicable, the Exercise Price per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code, and, for the purpose of Canadian income tax rules, with a view to ensuring that the Exercise Price per Share is equal to or greater than the Fair Market Value of a Share on the date of grant. However, there is no guarantee that the IRS or another tax authority will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, (1) the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code; and/or (2) another tax authority were to determine that this Option gives rise to a taxable benefit on the date of grant or any other date earlier than the date on which the Company determines that you received a taxable benefit in respect of this Option. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS or another tax authority. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)

Name:

Title:

OPTIONEE:

‹‹NAME››
(PRINT NAME)

(Signature)

Address:

PAGERDUTY, INC.
2010 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. PagerDuty, Inc., a Delaware corporation (the “Company”), hereby grants to «Name» (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the PagerDuty, Inc., 2010 Stock Plan (the “Plan”) adopted by the Company, which is incorporated into and supplemented by this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.
2.Designation of Option. To the extent applicable, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:
(a)Right to Exercise.
(i)This Option may not be exercised for a fraction of a share.
(ii)In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.
(iii)In no event may this Option be exercised after the Expiration Date set forth in the Notice.
(b)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares. In addition, as a further condition to exercise of this Option, the Company may require Optionee to execute and deliver a counterpart signature page (attached hereto as Attachment A) to that certain Voting Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “Voting Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof and/or a counterpart signature page (attached hereto as Attachment B) to that certain Right of First Refusal and Co-Sale Agreement dated August 24, 2018 by and among the Company and certain of its stockholders (as may be amended from time to time) (the “ROFR Agreement”) so as to become a party thereto, and to be bound by the terms and conditions thereof.
(ii)As a condition to the grant, vesting and exercise of this Option and as further set forth in Section 11 of the Plan, Optionee hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Affiliate for) any applicable taxes or tax withholdings, social security contributions, required deductions, or other payments, if any (“Tax-Related Items”), which arise upon the grant, vesting or exercise of this Option, ownership or disposition of Shares, receipt of dividends, if any, or otherwise in connection with this Option or the Shares, whether by withholding, direct payment to the Company, or otherwise as determined by the Company in its sole discretion. Regardless of any action the Company or any Subsidiary or Affiliate takes with respect to any or all applicable Tax-Related Items, Optionee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed any amount actually withheld by the Company or any Subsidiary or Affiliate. Optionee further acknowledges and agrees that Optionee is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any Subsidiary or Affiliate pursuant to Applicable Law), such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Optionee further acknowledges that the Company makes no representations or undertakings regarding the treatment of any Tax-Related Items and does not commit to and is under no obligation to structure the terms or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee also understands that Applicable Laws may require varying Share or option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Optionee under Applicable Laws. Further, if Optionee has become subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company or any Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. Furthermore, Optionee understands that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, vesting, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares, subject to Applicable Laws.
(iv)Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and a copy of Attachment A and Attachment B executed by Optionee, and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.
4.Method of Payment. Unless otherwise specified by the Company in its sole discretion to comply with Applicable Laws or facilitate the administration of the Plan, payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company). Optionee understands and agrees that, if required by the Company or Applicable Laws, any cross-border cash remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require Optionee to provide to such entity certain information regarding the transaction. Moreover, Optionee understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the Exercise Price. Optionee understands that neither the Company nor any Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder).
5.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. For the avoidance of doubt and for purposes of this Option only, Optionee’s “Termination Date” will be deemed to occur as of the date Optionee is no longer actively providing services as an Employee or Consultant and, for greater certainty, will not include any period after the date on which Optionee is notified that his or her employment is terminated (whether such termination is lawful or unlawful) during which Optionee is eligible to receive any contractual or common law notice or compensation in lieu thereof or severance payments, except as required by applicable employment standards legislation or to the extent Optionee is actively providing services to the Company or any Subsidiary or Affiliate as an Employee or Consultant.
(a)Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.
(b)Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise this Option only as described below:
(i)Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 6 month(s) following his or her Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.
(ii)Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 9 month(s) following the date of death (or, if earlier, the Optionee’s Termination Date) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.
(iii)Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.
6.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
7.Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, upon request of the

Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Optionee hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement. Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.
8.Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.
9.Imposition of Other Requirements. The Company reserves the right, without Optionee’s consent, to cancel or forfeit outstanding grants or impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill. If applicable, such requirements may be outlined in but are not limited to the Addendum, which forms part of this Agreement. Notwithstanding any provision herein, Optionee’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum. The Optionee also understands and agrees that if the Optionee works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or Company policies of another jurisdiction at any time, certain country-specific notices, disclaimers and/or terms and conditions may apply to him as from the date of grant, unless otherwise determined by the Company in its sole discretion.

10.Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Option in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation. .
11.No Acquired Rights or Employment Rights. In accepting the Option, Optionee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, other Awards or benefits in lieu of Options, even if Options have been granted repeatedly in the past, and all decisions with respect to future grants of Options or other Awards, if any, will be at the sole discretion of the Company. In addition, Optionee’s participation in the Plan is voluntary, and the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary or Affiliate and are outside the scope of Optionee’s employment contract, if any. The Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating vacation pay or severance payments, if any, upon termination. Nothing contained in this Agreement is intended to constitute or create a contract of employment, nor shall it constitute or create the right to remain associated with or in the employ of the Company or any Subsidiary or Affiliate for any particular period of time. This Agreement shall not interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate Optionee’s employment or service at any time, subject to Applicable Laws.
12.Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, whether in electronic or other form, of Optionee’s personal data (as described below) by and among, as applicable, the Company and any Subsidiary or Affiliate or third parties as may be selected by the Company, for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. Optionee understands that refusal or withdrawal of consent may affect Optionee’s ability to participate in the Plan or to realize benefits from the Option.
Optionee understands that the Company and any Subsidiary or Affiliate may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Personal Data”). Optionee understands that Personal Data may be transferred to any Subsidiary or Affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country.
13.No Entitlement or Claims for Compensation.
(a)Optionee’s rights, if any, in respect of or in connection with this Option are derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary award. The Plan may be amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional awards to Optionee or benefits in lieu of Options or any other Awards even if Options have been granted repeatedly in the past. All decisions with respect to future Option grants, if any, will be at the sole discretion of the Administrator.
(b)This Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represent any portion of Optionee’s salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Parent, Subsidiary or Affiliate. The value of the Option and the Shares subject to the Option are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Parent, Subsidiary or Affiliate and which are outside the scope of Optionee’s written employment agreement (if any).
(c)Optionee acknowledges that he or she is voluntarily participating in the Plan.
(d)Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to remain an Employee, Consultant or director of the Company, a Parent, Subsidiary or an Affiliate. The Employer reserves the right to terminate the Continuous Service Status of Optionee at any time, with or without cause, and for any reason, subject to applicable laws and a written employment agreement (if any).
(e)The grant of the Option and Optionee’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company, the Employer or any Parent, Subsidiary or Affiliate.
(f)The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If

Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Purchase Price. Optionee also understands that neither the Company, nor the Employer or any Parent, Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of this Option (or the calculation of income or Tax-Related Items thereunder.
(g)In consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from treatment of the Option in connection with termination of Optionee’s Continuous Service Status by the Company or the Employer (for any reason whatsoever and whether or not such termination is lawful or unlawful under applicable law), including forfeiture of the Option. Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim.
(h)Optionee agrees that the Company may require Options granted hereunder be exercised with, and the Shares held by, a broker designated by the Company.
14.No Advice Regarding Grant. The Company has not provided any tax, legal or financial advice, nor has the Company made any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the underlying Shares. Optionee is hereby advised to consult with Optionee’s own personal tax, legal and financial advisors regarding Optionee’s participation in the Plan before taking any action related to the Plan.
15.Language. If this Agreement or any other document related to the Plan is translated into a language other than English and the meaning of the translated version is different from the English version, the English version will control.
16.Optionee Representations (Regulation S). Optionee represents and warrants that he or she is not a U.S. Person (as defined in Rule 902(k) of Regulation S of the Securities Act, as it may be amended from time to time (“Regulation S”)) and was not in the United States as of the Date of Grant and is not currently in the United States. Optionee further acknowledges that the Company has not engaged in any directed selling efforts (as such term is defined in Regulation S) in connection with the option to purchase Shares granted by this Agreement. Optionee acknowledges that the grant of this Option and the offer and sale of Shares acquired upon exercise of this Option is being made in compliance with Regulation S which, among other things, restricts the transfer of the Shares underlying the Option as set forth in the Exercise Agreement.
17.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this

Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of the State of California and no other courts.
(b)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior or contemporaneous discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
(d)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.
[Signature Page Follows]

Country-Specific Addendum
This Addendum includes additional country-specific notices, disclaimers, and/or terms and conditions that apply to individuals who are working or residing in the countries listed below and that may be material to Optionee’s participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, as from the date of grant, if the Optionee moves to or otherwise is or becomes subject to the Applicable Laws or Company policies of the country listed. However, because foreign exchange regulations and other local laws are subject to frequent change, Optionee is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or exercising an Option or holding or selling Shares acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s acceptance of the Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan, the Notice of Stock Option Grant and the Stock Option Agreement. This Addendum forms part of the Stock Option Agreement and should be read in conjunction with the Stock Option Agreement and the Plan.
Securities Law Notice: Unless otherwise noted, neither the Company nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Stock Option Agreement (of which this Addendum is a part), the Notice of Stock Option Grant, the Plan, and any other communications or materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in your jurisdiction.

European Union
Data Privacy
The following supplements Section 12 of the Option Agreement:
Optionee understands that Personal Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that he or she may, at any time, view his or her Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data without cost or refuse or withdraw the consents herein by contacting in writing Optionee’s local human resources representative.

United Kingdom
The following supplements Section 3(b)(ii) of the Agreement:
Withholding of Tax. If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the UK tax year in which the event giving rise to the Tax-Related Items occurs (the “Due Date”) or such other period specified in Section 222(1)(c) of the Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Optionee to the Employer, effective on the Due Date. Optionee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the employer may recover it at any time thereafter by any of the means referred to in Section 3(b)(ii) of the Agreement. Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Optionee will not be eligible for such a loan to cover the Tax-Related Items. In the event that Optionee is a director or executive officer and the Tax-Related Items are not collected from or paid by Optionee by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Optionee on which additional income tax and national insurance contributions will be payable. Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime.

HMRC National Insurance Contributions. Optionee agrees that:

(a)	Tax-Related Items within Section 3(b)(ii) of the Agreement shall include any secondary class 1 (employer) National Insurance Contributions that:

(i)	any employer (or former employer) of the Optionee is liable to pay (or reasonably believes it is liable to pay); and

(ii)	may be lawfully recovered from the Optionee; and

(b)	if required to do so by the Company (at any time when the relevant election can be made) the Optionee shall either:

(i)
make a joint election (with the employer or former employer) in the form provided by the Company to transfer to the Optionee the whole or any part of the employer’s liability that falls within Section 3(b)(ii) of the Agreement; and

(ii)	enter into arrangements required by HM Revenue & Customs (or any other tax authority) to secure the payment of the transferred liability; or

(iii)
hereby indemnifies the Company and any Subsidiary or Affiliate against all and any Tax-Related Items which may arise in respect of or in connection with (a) this Option, (b) any option granted or provided to Optionee by way of rollover, assumption or replacement of this Option, or (c) the Shares or other securities issued or transferred pursuant to the exercise of this Option or any option granted or provided to Optionee by way of rollover, assumption or replacement of this Option.
Restricted Securities Elections. Unless this requirement is waived by the Company, the Optionee shall enter into a joint election (with the appropriate employer) under section 431(1) or section 431(2) of Income Tax (Earnings & Pensions) Act 2003 in respect of:

(a)	any Shares acquired (or to be acquired) on exercise of the Option;

(b)	any securities acquired (or to be acquired) as a result of any surrender of the Option; and

(c)	any securities acquired (or to be acquired) as a result of holding either Shares acquired on exercise of the Option or securities specified in paragraph (b) above or this paragraph (c).

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)

Name:
Title:

Address:

United States
Fax:

OPTIONEE:

‹‹NAME››
(PRINT NAME)

(Signature)

Address:

Fax:
email:

EXHIBIT A
PAGERDUTY, INC.
2010 STOCK PLAN
EXERCISE AGREEMENT
This Agreement (“Agreement”) is made as of _____________ by and between PagerDuty, Inc., a Delaware corporation (the “Company”), and «Name» (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2010 Stock Plan (the “Plan”) and the Option Agreement (as defined below).
1.    Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted «Date_of_Grant» (the “Option Agreement”). The purchase price for the Shares shall be $«Price_per_Share» per Share for a total purchase price of $_____________. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.    Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company will deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.
3.    Limitations on Transfer. In addition to any other limitation on transfer created by Applicable Laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and Applicable Laws.
(a)    Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).
(i)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”). The Holder shall offer the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)    Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
(iii)    Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(iv)    Holder’s Right to Transfer. Subject to such Shares being transferable in compliance with Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), as it may be amended from time to time (“Regulation S”), if any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer any unpurchased Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Section 3(a) and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(v)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, and provided that such transfer complies with the applicable securities laws, including Regulation S, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)    Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Company). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.
(c)    Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.
(d)    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the terms of the Option Agreement, including, without limitation, Section 7 of the Option Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)    Termination of Rights. The Right of First Refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 5(b) below and related to the restrictions in this Section 3 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) below and delivered to Holder.
4.    Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)    Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)    Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available and unless any such disposition is in compliance with Regulation S. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.
(d)    Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, and Regulation S (Rules 901-905 and the Preliminary Notes thereto), which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Purchaser further understands that the Company provides no assurances as to whether Purchaser will be able to sell any or all of the Shares pursuant to Regulation S. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.
(e)    Purchaser further understands that in the event all of the applicable requirements of Rule 144 or Regulation S are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 or Regulation S is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Regulation S will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)    Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.
(g)    Purchaser hereby acknowledges that Purchaser has received, read, and understands this Agreement and attachments thereto and agrees to be bound by its terms and conditions, including (without limitation), Section 9 below. Purchaser has signed and understands and confirms the representations made in the Investor Certificate attached to this Agreement as Attachment C.

(h)    Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
5.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Any certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)
“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii)    Any legend required by the Voting Agreement and/or ROFR Agreement, as applicable.

(iv)
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING ANY APPLICABLE RESALE RESTRICTIONS AND OTHER REQUIREMENTS OF REGULATION S OF THE SECURITIES ACT OF 1933.    SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.”

(v)	“THE SHARES MAY NOT BE MADE SUBJECT TO HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, INCLUDING REGULATION S THEREUNDER.”

(b)    Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6.    No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.    Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.
8.    Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.
9.    Restriction on Transfer of Shares. Notwithstanding any provisions to the contrary, Purchaser shall not offer or sell any Shares received pursuant to this Agreement in an unregistered transaction to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Shares are issued by the Company under this Agreement. Any Shares offered or sold prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a

“reporting issuer,” as defined in Rule 902 under the Securities Act) of the issuance of the Shares may be offered or sold only pursuant to the following conditions:
(a)    the purchaser of the Shares certifies that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person or is a U.S. Person who purchased the Shares in a transaction that did not require registration under the Securities Act;
(b)    the purchaser of the Shares agrees to resell such Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to another available exemption or safe harbor from registration under the Securities Act, and agrees not to engage in hedging transactions with regard to the transferred Shares unless in compliance with the Securities Act; and
(c)    the certificate evidencing the Shares shall contain restrictive legends to a similar effect as described in Subsection (b) of this Section 9.
(d)    Purchaser further acknowledges that other local laws applicable to the Shares may prohibit the offer and sale of any Shares received pursuant to this Agreement to other persons and that prior to making any such offer or sale, Purchaser should consult with his or her own personal legal advisor.
10.    Miscellaneous.
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the Province of Ontario and agree that any such litigation shall be conducted only in the courts of the Province of Ontario and no other courts.
(b)    Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement, the Plan, and any required Voting Agreement, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)    Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.
(e)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(f)    Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(g)    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

PAGERDUTY, INC.

By:
(Signature)
Name:

Title:

Address:

Fax:

PURCHASER:

‹‹NAME››
(PRINT NAME)

(Signature)

Address:

Fax:

email:

I, ___________________, spouse of «Name» (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Purchaser (if applicable)

Attachment A
Voting Adoption Agreement
This Voting Adoption Agreement (“Voting Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Voting Adoption Agreement, the Holder agrees as follows:
Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the appropriate box):

☐
as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐
as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a new party who is not a new Investor, in which case Holder will be a “Key Holder” and a “Stockholder” for all purposes of the Agreement.
Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.

HOLDER: «Name»	ACCEPTED AND AGREED:

By:	PagerDuty, Inc.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

Attachment B
ROFR Adoption Agreement
This ROFR Adoption Agreement (“ROFR Adoption Agreement”) is executed by the undersigned (the “Holder”) pursuant to the terms of that certain Right of First Refusal and Co-Sale Agreement dated as of August 24, 2018 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this ROFR Adoption Agreement, the Holder agrees as follows:
1.    Acknowledgment. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) and shall be a “Key Holder” for all purposes of the Agreement.
2.    Agreement. Holder (a) agrees that the Stock acquired by Holder shall be bound by and subject to the terms of the Agreement, and (b) hereby adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.
3.    Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address listed beside Holder’s signature below.
EXECUTED AND DATED this ______ day of ______________, 20__.

HOLDER:		ACCEPTED AND AGREED:

Name:	«Name»	PAGERDUTY, INC.

By:		By:
Name and Title of Signatory
Title:
Address:

Fax:

Attachment C
Investor Certificate
(for purposes of compliance with Regulation S
if you are a foreign national or employed outside the United States)
In issuing the shares of Common Stock (the “Shares”) of PagerDuty, Inc., a Delaware corporation (the “Company”), pursuant to the Notice of Stock Option Grant and the Stock Option Agreement granted ____________________ and Exercise Agreement made and entered into as of __________________ (together, the “Agreement”), the Company intends to rely on Regulation S of the Securities Act (“Regulation S”) in reliance on the following representations made by the undersigned in connection with the undersigned’s receipt of the Shares:

1.
The undersigned is not a natural person resident in the United States, a partnership or corporation organized under the laws of the United States or otherwise a “U.S. Person” (as defined under Regulation S; a copy of such definition is attached hereto) or acting for the benefit or account of a U.S. Person;

2.	The undersigned understands that the Shares have not been not been registered under the Securities Act;

3.
The undersigned agrees (a) to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to another available exemption from registration (the availability of such exemption being reflected by an opinion of counsel acceptable to the Company), and (b) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act (including Regulation S thereunder);

4.
The undersigned understands that a legend will be placed on all certificates evidencing the Shares reflecting the restrictions upon transfer set forth in paragraph (3) above, and that the Company is required to refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and

5.
The undersigned agrees not to offer or sell the Shares to any U.S. Person, or for the account or benefit of a U.S. Person prior to the expiration of the one year anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Shares underlying the Option were issued by the Company pursuant to the Agreement, unless the Shares are sold in a transaction exempt from the registration requirements of the Securities Act or pursuant to a registration statement effective under the Securities Act.

Dated:	Signature:
Print Name:

Attachment to Investor Certificate
As defined in Regulation 902(k) of Regulation S under the Securities Act of 1933, as amended, the term “U.S. Person” means:

(i)	any natural person resident in the United States;

(ii)	any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	any estate of which any executor or administrator is a U.S. person;

(iv)	any trust of which any trustee is a U.S. person;

(v)	any agency or branch of a foreign entity located in the United States;
(vi)    any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)    any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)    any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.
The following are not U.S. Persons:
(i)    any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;
(ii)    any estate of which a professional fiduciary acting as executor or administrator is a U.S. person if: (1) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law;
(iii)    any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;
(iv)    an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
(v)    any agency or branch of a U.S. person located outside the United States if (1) any agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(vi)    the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.